UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On August 22, 2008, KBS Real Estate Investment Trust, Inc. (“the Company”), through an indirect wholly owned subsidiary, acquired a senior mezzanine loan with a face amount of $500,000,000 (the “GKK Mezzanine Loan”), which was used to fund a portion of Gramercy Capital Corp.’s (“Gramercy”) acquisition of American Financial Realty Trust (“AFR”) that closed on April 1, 2008. The purchase price of the GKK Mezzanine Loan was approximately $496,039,000 plus closing costs. The borrowers under the GKK Mezzanine Loan are (i) the wholly owned subsidiary of Gramercy formed to own 100% of the equity interests in AFR (“AFR Owner”), (ii) AFR and (iii) certain subsidiaries of AFR that directly or indirectly own equity interests in the entities that own the AFR portfolio of properties (collectively, AFR Owner, AFR and these subsidiaries are the “Borrower”). AFR and its subsidiaries own over 900 office and bank branch properties located in 37 states and Washington, D.C. and partial ownership interests in 125 bank branch properties (a 99% interest in 52 properties and a 1% interest in 73 properties) occupied primarily by Citizens Bank.

The GKK Mezzanine Loan is secured by, among other things, a first lien priority pledge in 100% of the equity interests in AFR (the upper tier pledge) and various first lien priority pledges in the equity interests of certain of the entities that own the AFR portfolio and certain entities that own some or all of the equity interests in the property owning entities (the lower tier pledges). In certain cases, the lower tier pledge is of 100% of the equity interests of the applicable property owning entity and in other cases the pledge is less than 100% depending upon what type of pledges were permitted under the existing senior loans that were assumed at closing. Unlike a foreclosure under a deed of trust, the foreclosure of an equity interest entitles the foreclosing party (in this case, the Company’s indirect wholly owned subsidiary) to take title to an equity interest rather than taking title to the real property. Foreclosure on the equity interests in AFR would allow the Company to take direct control of AFR and indirect control of the AFR portfolio of properties, subject to the senior loans. With respect to certain material misrepresentations or other acts of bad faith as set forth in the guarantee agreement, amounts under the GKK Mezzanine Loan are guaranteed by Gramercy.

This Current Report on Form 8-K is being filed by the Company to present the summary financial information of the collateral securing the GKK Mezzanine Loan. For periods prior to Gramercy’s acquisition of AFR on April 1, 2008, AFR’s historical summary financial information is presented. For the period subsequent to Gramercy’s acquisition of AFR, the summary consolidated financial information of Borrower is presented. The Company is providing the consolidated financial information of the Borrower of the GKK Mezzanine Loan for the period after April 1, 2008 because the only assets of the Borrower are ownership interests in AFR and subsidiaries of AFR and the GKK Mezzanine Loan is secured by pledges of 100% of the equity interests in AFR and 100% or less of the equity interests in certain subsidiaries of AFR. This financial information is being filed on Form 8-K to be incorporated by reference into the Company’s registration statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Borrower under Mezzanine Loan Investment

Summarized Financial Information of AFR for the Years Ended December 31, 2005, 2006 and 2007

Summarized Financial Information of AFR for the Three Months Ended March 31, 2008

Summarized Financial Information of Borrower for the Three Months Ended June 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: September 24, 2008	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer

SUMMARIZED FINANCIAL INFORMATION

(unaudited)

(in thousands)

	AFR Pre-Acquisition (1)				Borrower Post-Acquisition (2)
Balance Sheet	As of 12/31/2005	As of 12/31/2006	As of 12/31/2007	As of 3/31/2008	As of 6/30/2008

Real estate investments, net	$ 3,296,026	$ 2,320,600	$ 2,108,532	$ 2,092,686	$ 3,195,649
Cash and cash equivalents	110,245	106,006	124,848	155,356	36,206
Other assets	1,217,305	1,179,558	997,998	870,403	939,876

Total assets	$ 4,623,576	$ 3,606,164	$ 3,231,378	$ 3,118,445	$ 4,171,731

Mortgage notes payable	$ 2,467,596	$ 1,557,313	$ 1,436,248	$ 1,428,654	$ 2,473,676
Other liabilities	1,194,913	1,250,494	1,181,333	1,086,377	1,054,728

Total liabilities	3,662,509	2,807,807	2,617,581	2,515,031	3,528,404
Minority interest	53,224	12,393	7,380	4,833	2,386
Total stockholders' equity	907,843	785,964	606,417	598,581	640,941

Total liabilities and stockholders' equity	$ 4,623,576	$ 3,606,164	$ 3,231,378	$ 3,118,445	$ 4,171,731

	AFR Pre-Acquisition (1)				Borrower Post-Acquisition (2)
Income Statement	Year Ended 12/31/05	Year Ended 12/31/06	Year Ended 12/31/07	Three Months Ended 3/31/08	Three Months Ended 6/30/08

Total revenues	$ 349,188	$ 388,774	$ 372,900	$ 96,671	$ 109,217
Total expenses	(436,200)	(529,953)	(465,608)	(116,853)	(107,314)
Interest and other income	3,839	6,315	11,728	-	-

Income (loss) before net gain on sale of land, equity in loss from joint venture, net loss on investments, minority interest and discontinued operations	(83,173)	(134,864)	(80,980)	(20,182)	1,903
Gain on sale of land	1,596	2,043	782	-	-
Equity in loss from joint venture	-	(1,397)	(2,878)	(542)	(729)
Net loss on investments	(530)	-	-	-	-
Minority interest	2,175	2,731	1,174	1,220	(241)

Income (loss) from continuing operations	(79,932)	(131,487)	(81,902)	(19,504)	933
Discontinued operations	(13,683)	110,889	32,391	10,024	(1,437)

Net loss	$ (93,615)	$ (20,598)	$ (49,511)	$ (9,480)	$ (504)

(1) Represents the historical summary financial information of AFR.

(2) Represents the summarized consolidated financial information of the Borrower. AFR was acquired by Gramercy on April 1, 2008. The Borrower under the GKK Mezzanine Loan is defined as (i) the wholly owned subsidiary of Gramercy formed to own 100% of the equity interests in AFR, (ii) AFR and (iii) certain subsidiaries of AFR that directly or indirectly own equity interests in the entities that own the AFR portfolio of properties. The Company is providing the consolidated financial information of the Borrower of the GKK Mezzanine Loan for the period after April 1, 2008 because the only assets of the Borrower are ownership interests in AFR and subsidiaries of AFR and the GKK Mezzanine Loan is secured by pledges of 100% of the equity interests in AFR and 100% or less of the equity interest in certain subsidiaries of AFR. The consolidated financial information of Borrower is not directly comparable to historical financial information of AFR due to closing adjustments associated with Gramercy’s acquisition of AFR.